Exhibit 99.1 Investor Presentation June 2022

Forward-Looking Statements Certain statements made in this presentation contain various “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “will,” and similar words or similar expressions (or negative versions of such words or expressions). Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors, among others, that may materially affect actual results or outcomes include the following: • the receipt of regulatory approvals on terms desired or anticipated, unanticipated difficulties or expenditures relating to the proposed transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the proposed transaction within the expected time period (if at all), our ability to obtain financing on the anticipated terms and schedule, disruptions of our or P2E’s current plans, operations and relationships with customers and suppliers caused by the announcement and pendency of the proposed transaction, our and P2E’s ability to consummate a sale-leaseback transaction with respect to the Hard Rock Sioux City on terms desired or anticipated; • the impact of the novel coronavirus (COVID-19) pandemic, including the emergence of variant strains, and related economic matters on our results of operations, financial conditions and prospects; • the occurrence of extraordinary events, such as terrorist attacks, public health threats, civil unrest, and inclement weather; • the effect of economic conditions on our consumers' confidence and discretionary spending or our access to credit; • additional or increased taxes and fees; • the impact of significant competition, and the expectation the competition levels will increase; • changes in consumer preferences, attendance, wagering, and sponsorships; • loss of key or highly skilled personnel; • lack of confidence in the integrity of our core businesses or any deterioration in our reputation; • risks associated with equity investments, strategic alliances and other third-party agreements; • inability to respond to rapid technological changes in a timely manner; • concentration and evolution of slot machine and HRM manufacturing and other technology conditions that could impose additional costs; • inability to negotiate agreements with industry constituents, including horsemen and other racetracks; • inability to successfully expand our TwinSpires Sports and Casino business and effectively compete; • difficulty in integrating recent or future acquisitions into our operations; • inability to identify and / or complete acquisitions, divestitures, development of new venues or the expansion of existing facilities on time, on budget, or as planned; • general risks related to real estate ownership and significant expenditures, including fluctuations in market values and environmental regulations; • reliance on our technology services and catastrophic events and system failures disrupting our operations; • online security risk, including cyber-security breaches, or loss or misuse of our stored information as a result of a breach, including customers’ personal information, could lead to government enforcement actions or other litigation; • personal injury litigation related to injuries occurring at our racetracks; • compliance with the Foreign Corrupt Practices Act or applicable money-laundering regulations; • payment-related risks, such as risk associated with fraudulent credit card and debit card use; • work stoppages and labor issues; • risks related to pending or future legal proceedings and other actions; • highly regulated operations and changes in the regulatory environment could adversely affect our business; • restrictions in our debt facilities limiting our flexibility to operate our business; • failure to comply with the financial ratios and other covenants in our debt facilities and other indebtedness; • and increase in our insurance costs, or obtain similar insurance coverage in the future, and inability to recover under our insurance policies for damages sustained at our properties in the event of inclement weather and casualty events. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Table of Contents § Business Overview and Case for Investing § Peninsula Pacific Entertainment Acquisition § Announced Project Capital Investments § Segment Overviews: – Live and Historical Racing – TwinSpires – Gaming § Capital Management § ESG § Appendix 3

Business Overview and Case for Investing 4

Business Overview Churchill Downs Incorporated (“CDI”) Overview We have a unique and diverse collection of entertainment assets that generate high margins with significant Adjusted EBITDA and Free Cash Flow Churchill Downs Historical Racing Racetrack (“CDRT”) Machines (“HRMs”) TwinSpires Casino Gaming 1 Hosts the longest Three gaming One of the largest and Ten casinos with continuously held annual entertainment venues with most profitable U.S. ~11,000 slot machines sporting event in the U.S., ~3,050 HRMs in Kentucky online wagering and video lottery the Kentucky Derby platforms for horse terminals and 200 table Acquiring six additional racing games in eight states th HRM properties in Virginia 148 Running of the Kentucky Derby with two HRM expansion Acquiring a New York projects underway as part casino and the of the P2E acquisition operations of an Iowa casino as part of the Acquiring Chasers Poker P2E acquisition Room in Salem, New Hampshire with significant HRM expansion opportunity 1 Includes Miami Valley Gaming, 50% owned Ohio joint venture, and Midwest Gaming Holdings, LLC, 61% owned joint venture (Rivers Casino Des Plaines) 5

Business Overview CDI Overview Peninsula Pacific Entertainment (“P2E”) Acquisition § Provides substantial scale and expands historical racing geographic diversification § Immediately accretive to earnings per share and free cash flow High quality assets § Colonial Downs Racetrack in New Kent, Virginia § Six successful and growing Rosie’s Gaming Emporium historical horse racing facilities across Virginia with ~2,687 HRMs currently in operation § Includes development rights for two additional properties currently under development and up to 5 licenses for ~2,313 additional HRMs § del Lago Resort & Casino in Waterloo, New York § Hard Rock Hotel and Casino Operations in Sioux City, Iowa Expands historical racing entertainment venues Attractive valuation multiple and deal economics § ~10.2x for existing properties based on run-rate Adjusted EBITDA § < 9.0x including additional development projects § ~ 7.6x including cash paid tax savings – Treatment of acquisition as an asset purchase for tax purposes allowing for tax deductibility of goodwill over the next 15 years – Planned deferral of the gains on the pending Calder and Arlington land sales Expect to close transaction before the end of 2022 6

Case for Investing Case for Investing Significant Capacity for Diverse Organic Growth The Kentucky Derby Growth § Iconic and irreplaceable asset§ Expansion of HRM properties in § Strong free cash flow generation Kentucky, Virginia, New Hampshire with disciplined maintenance § Consistent high margin growth and other states capital spending and significant free cash flow over the long-term§ One of the most profitable, § Ability to pursue strategic industry-leading online wagering reinvestment in organic growth, - Organic growth from unique and platforms for horse racing driven M&A, dividends, and share evolving guest experiences and by access to best-in-class racing repurchases to maximize expanded offerings content and linkage to the shareholder returns - Long-term sustainable growth from Kentucky Derby capital investments in marquee asset § Conservative balance sheet with § Diverse portfolio of wholly-owned financial flexibility and significant § Growing international regional gaming properties and access to capital engagement through Japan and strategic equity investments European Roads to the Derby With a Proven Management Team and Organizational Depth for Execution § Proven record of disciplined capital allocation and earnings growth § Successful track record of integrating new businesses and execution of organic growth projects § Diverse backgrounds with multi-industry, technology, and international experience 7 th 148 Kentucky Derby 8

th 148 Kentucky Derby 2022 Derby Week th Derby celebrations returned leading up to the 148 Kentucky Derby § Thunder over Louisville returned to the Louisville waterfront with hundreds of thousands of spectators for the first time since 2019 § Derby Week nightlife was back in full force, using proceeds to raise funds for various charities and initiatives both locally and nationally § This Derby Week saw the return of traditions such as Dawn at the Downs and Taste of Derby § Opening Night: Style Under the Stars kicked off Derby Week with Derby inspired fashion installations from local fashion designers and Kentucky Derby milliners § Tuesday of Derby Week celebrated women in racing, highlighting females breaking down barriers in the industry with Champions for Change: “Ladies in Racing” § Thurby debuted a new Derby Week attraction, with infield general admission access featuring live musical performances on Thursday of Derby Week th § Friday concluded the lead up to Derby with the 148 running of the Kentucky Oaks in front of 100,188 spectators th We celebrated the 148 Kentucky Derby with 147,294 spectators on May 7, 2022 § Rich Strike is the second-longest longshot (80-1) ever to win the Derby § Opened new Homestretch Club with all-inclusive premium reserved seats for 3,500 guests § Expanded all-inclusive experience for all premium reserved seats 9 th 148 Kentucky Derby 2022 Derby Week Delivered strong NBC television ratings and viewership th for the 148 Kentucky Derby § 19.0 million peak viewership was the largest Kentucky Derby peak audience since 2017 th § 16.0 million average viewership was the 8 consecutive year the 1 event has topped 15 million viewers § The overhead replay of the race has been viewed more than 36 2 million times across NBC Sports’ flagship Facebook, Twitter, Instagram and TikTok handles and the NBC Sports YouTube channel - Video is the most-viewed moment ever for NBC Sports’ 2 TikTok account with 11.6 million views Delivered record all-sources handle for Churchill Downs and TwinSpires § Record Derby Week all-sources wagering of $391.8 million, up 25% from 2021 and up 14% from 2019’s record § Record Kentucky Derby program all-sources wagering of $273.8 million, up 18% from 2021 and up 9% from 2019’s record - Record Kentucky Derby Race all-sources wagering of $179.0 million, up 40% from 2021 and up 8% from 2019’s record including $8.3 million from Japan § Record TwinSpires Derby Day wagering of $67.4 million and record TwinSpires Derby Race wagering of $44 million, both up 8% over the previous records in 2021 Expect record Derby Week Adj. EBITDA with growth of $7 - $9 million v. 2019 1 Excludes pandemic-affected events 10 2 As of May 10, 2022

Peninsula Pacific Entertainment Acquisition 11

P2E Acquisition Transaction Overview § On February 18, 2022, we announced our agreement to acquire substantially all of Transaction the assets of P2E for total consideration of $2.485 billion Overview § Debt funding necessary for transaction was completed on April 13, 2022: – $800 million Sr. Secured Delayed Draw Term Loan A due 2027 – $1.2 billion of 5.75% Sr. Unsecured Notes due 2030 – Amended and extended 5-year Sr. Secured Revolver due 2027 and upsized from $700 million to $1.2 billion Financing § Remaining acquisition funding will come from cash on hand and proceeds from the sale of land near Calder Casino § Consolidated pro forma bank covenant leverage is projected to be less than 4.2x upon completion of transaction § Plan to structure aspects of this acquisition as an Internal Revenue Code §1031 transaction to defer gain on sale of land near Calder Casino § Transaction dependent on usual and customary closing conditions, including CDI Timing securing approval from regulatory bodies in New York, Iowa, and Virginia § Expect to close before the end of 2022 12

P2E Acquisition Virginia - Existing Properties to Be Acquired CDI will acquire: 1 Property State HRMs § Colonial Downs Racetrack in New Kent, Virginia Colonial Downs Racetrack VA - § Six successful and growing Rosie’s Gaming Emporium Colonial Downs / Rosie’s VA 600 New Kent historical horse racing facilities across Virginia Rosie’s Vinton VA 500 – Currently have 2,687 HRMs across Virginia Rosie’s Richmond VA 700 Significantly expands the geographic diversity of CDI’s live and historical racing Rosie’s Hampton VA 700 entertainment venues Rosie’s Dumfries VA 150 Reinforces CDI’s role as a national leader in historical horse racing Rosie’s Collinsville VA 37 1 Units as of 12/31/21 13 Live and Historical Racing Segment

P2E Acquisition Virginia Development Rights Dumfries Project § CDI will acquire the rights to build a large Existing HRMs: 2,687 gaming resort, the Dumfries Project, with up to 1,800 HRMs in Northern Virginia Future HRMs: – Scheduled to open in 2023 1 Dumfries Project 1,650 Rosie’s Emporia Rosie’s Emporia 150 § CDI will also acquire the rights to develop Additional Licenses 513 Rosie’s Gaming Emporium in Emporia with 150 HRMs Total HRMs: 5,000 th – 7 historical racing entertainment venue under Colonial Downs license – Expected to open in 2023 Future Historical Racing Facilities § Under Virginia law, CDI will have the opportunity to add remaining ~513 HRMs across up to 4 additional locations across Virginia 1 Represents incremental machines to the existing Dumfries location that will be replaced by the Dumfries Project 14

P2E Acquisition New York and Iowa Assets del Lago Resort & Casino Hard Rock Hotel and Casino Operations § Waterloo, New York§ Sioux City, Iowa 1 1 § Gaming floor :§ Gaming floor : - 1,700 slots - 639 slots - 80 table games - 20 table games § 205-room hotel§ 54-room hotel § Nine restaurants / bar areas§ Two live entertainment venues § Sportsbook and indoor and outdoor § Hard Rock-branded sportsbook entertainment venues 1 Units as of 12/31/21 15

P2E Acquisition P2E Acquisition Valuation Multiple Investment Existing Properties ($ billions) § Adjusted for: 10.2x $2.485 – Corporate Synergies – Run rate for recently expanded/opened locations Future Development § Dumfries Project $0.6 - $0.8 § Rosie’s Emporia § Additional 513 HRMs at up to 4 additional locations < 9.0x $3.1 - $3.3 Valuation, Excluding Tax Benefits Implied Valuation Including Tax Benefits Described Below ~ 7.6x Additional Deal Economic Enhancements: § Reduction of cash paid taxes over next 15 years due to treatment of acquisition as an asset purchase for tax purposes - Allows for step up in tax basis of assets to the purchase price and straight line amortization of resulting goodwill over 15 years for tax purposes § ~$85 - 90 million of cash tax savings from the deferral of the gain on the pending Calder and Arlington land sales as a result of structuring portions of this transaction as an Internal Revenue Code §1031 transaction § Acquisition is immediately accretive to free cash flow and earnings per share 16

Announced Project Capital Investments 17

Announced Project Capital Investments Summary of Announced Project Capital Investments Target $ Project Completion millions The May 2023 $90 § Turn 1 Experience Kentucky § Paddock / Under the Spires May 2024 $185 - $200 Derby § Derby City Gaming Expansion and Hotel Late 2022 / 2Q’23 $76 § Derby City Gaming Downtown 2Q’23 $80 Historical 1 § Turfway Park HRM Facility September 2022 $148 Racing Machines § Louisiana HRMs in OTBs 2022 $35 § Chasers HRM Facility in New Hampshire 2022 / 2023 Up to $150 2 § Miami Valley Expansion 3Q’22 $19 Gaming § Queen of Terre Haute Casino Resort Late 2023 Up to $260 1 Reflects only capital for planned HRM facility at Turfway Park 2 Capital investments at Miami Valley Gaming are funded through operating cash flow and debt facilities for joint venture and are not funded by CDI 18

Announced Project Capital Investments Project Capital Investments at Churchill Downs Racetrack Multi-year Announced Capital Investments Turn I Project Paddock / Under the Spires § Infield seating Potential Major § Renovate additional reserved seating areas Future Projects § Hotel 19

Announced Project Capital Investments Turn 1 Experience at Churchill Downs Racetrack th Creating a new Turn 1 experience for the 149 Kentucky Derby in May 2023 § $90 million project providing additional permanent stadium seating and new track-level hospitality club replacing current temporary Oaks and Derby seating at the first turn: – 5,100 covered stadium seats (+1,700 additional seats) – Up to 2,000 guests will enjoy a new 50,000 square-foot climate-controlled hospitality venue with reserved dining room tables, a trackside viewing terrace, and two new seating concourses to allow for better guest circulation and amenities (+2,000 additional seats) – New hospitality venue will provide opportunities for special events outside of the race meets § Construction is underway and will accelerate for completion by May 2023 Net Type of Seating Seats Change Covered Stadium 5,100 +1,700 Indoor 2,000 +2,000 Total Seats 7,100 +3,700 20

Announced Project Capital Investments Paddock Project at Churchill Downs Racetrack th Enhancing the Paddock experience for nearly every guest for the 150 Kentucky Derby in May 2024 § $185 - $200 million with a payback period of < 8 years § 3,600 new premium reserved seats and 3,250 new standing room only premium tickets - Will remove ~2,200 existing seats resulting in a net addition of ~1,400 new premium reserved seats § Upgrading over 3,700 existing premium reserved seats § Vision for redesign will improve the flow of guests throughout the Paddock - Larger paddock walking ring for viewing the horses prior to the races - New Paddock Club in the area on the first floor under the Twin Spires that will provide views of the paddock and views of the tunnel that the horses walk through - New hospitality and other amenities for guests in certain areas of the 3rd floor clubhouse seats - New terraces including a new Turf Club balcony overlooking the Paddock 21

Announced Project Capital Investments Derby City Gaming Expansion Expanding the Derby City gaming floor and building a new hotel § $76 million investment that will add 135,000 square feet of new space to the facility § 41,000 square-foot gaming floor expansion expected to be completed by late 2022 – Increases HRM capacity by 450 HRMs (will open with 200 additional machines) – VIP gaming space, new sports bar, and new stage – Upscale restaurant and bar § Five-story, 123-room hotel expected to be completed by 2Q’23 22

Announced Project Capital Investments Derby City Gaming Downtown Creating a Derby City Gaming annex in Downtown Louisville § $80 million, 43,000 square-foot entertainment venue § Annex of Churchill Downs Racetrack § Located in the heart of Downtown Louisville, diagonal from the Kentucky International Convention Center § Redesigning the interior and exterior of the building with Kentucky Derby theme § Entertainment amenities include: – 500 HRMs initially – Fresh-air gaming area – 208 onsite parking spaces – Three unique bar concepts: a main-level sports bar with stage for live music and entertainment, a premium bourbon library, and an elegant wine and charcuterie lounge § Construction underway with anticipated completion by 2Q’23 23

Announced Project Capital Investments Turfway Park HRM Facility Building a new HRM entertainment venue § Located in Florence, Kentucky 1 § Up to $148 million investment in a state-of-the-art HRM facility 2 § Plan to open with ~850 HRMs and ability to expand to 1,200 in the future § Amenities include sports bar, VIP gaming area, high-end lounge, simulcast room, and clubhouse § Grand opening planned for September 2022 1 Total investment of $200 million, inclusive of $46 million purchase price and $6 million Tapeta track 2 CDI has approval for 2,500 machines under the Turfway license, including the Newport Gaming annex (500 deployed currently) 24

Announced Project Capital Investments Louisiana HRM Expansion Covington Fair Grounds off-track wagering facilities (“OTBs”) are adding HRMs under legislation approved by Louisiana Governor on June 21, 2021 Fair Grounds Fair Grounds expects to add: Race Course LaPlace 1 and Slots LaPlace 2 § ~170 HRMs in 5 OTBs by end of 2Q’22 Kenner Metairie § ~250 HRMs in 5 OTBs by end of 3Q’22 Destrehan Slidell Chalmette § ~180 HRMs in 4 OTBs by end of 4Q’22 Up to $35 million investment Elmwood Meraux Boutte Gretna Westwego Thibodaux Houma 25

Announced Project Capital Investments Queen of Terre Haute Casino Resort Building the new Queen of Terre Haute Casino Resort § Awarded Vigo County casino license in January 2022 § Up to $260 million investment § 50-acre parcel of land off I-70 at the State Road 46 exit on the far-east side of Terre Haute § Entertainment amenities include: – Up to 1,000 slot machines – 50 table games – High-limit gaming lounge – 125-room luxury hotel – State-of-the-art TwinSpires retail sportsbook – Several food and beverage offerings – Expected completion in late 2023 26

Pending Land Sales Illinois and Florida Land Sales Combined $488 million in proceeds from pending land sales Florida § On November 22, 2021, we announced an agreement with Link Logistics to purchase 115.7 acres of our land near Calder Casino for $291 million § Closed the sale of the land on June 17, 2022 § CDI is planning to use certain proceeds of the sale to purchase property as part of the previously announced P2E acquisition and to invest in other replacement properties that qualify as Internal Revenue Code §1031 transactions § CDI retains ownership of ~55 acres of the current 170-acre parcel of land on which Calder Casino sits th – CDI may sell or develop 17 acres of land along NW 27 Ave. in the Miami Gardens area in the future Illinois § On September 29, 2021, we announced an agreement with the Chicago Bears to purchase our 326-acre property in Arlington Heights, IL for $197.2 million § Anticipate closing the sale by the end of the first quarter of 2023 subject to the satisfaction of various closing conditions § CDI plans to use the proceeds of the sale to purchase or invest in replacement property that qualifies as an Internal Revenue Code §1031 transaction 27 27

Live and Historical Racing Segment 28

Live and Historical Racing Segment Overview Live Racing Historical Racing Facilities Churchill Downs Derby City Gaming Key metrics Racetrack 1 Derby City Gaming Downtown Home of the 1 2019 2021 1Q’22 $ in millions Kentucky Derby Revenue $292 $431 $87 v. ’19 +47% v. 1Q’19 +308% 2 Turfway Park HRM Turfway Park Adjusted $136 $175 $28 Newport Racing and Gaming EBITDA v. ’19 +29% v. 1Q’19 F Oak Grove Gaming & Hotel Oak Grove 1 2019 is used as a comparison to 2021 given 2020 was impacted by 3 Future Annex COVID-19 1 Derby City Gaming Downtown is planned to open in 2Q’23 2 The Turfway Park HRM facility is planned to open in early September 2022 3 Oak Grove has the rights to open an annex in the future within 60 miles of the Oak Grove Racing, Gaming & Hotel property subject to other restrictions Three racetracks in Kentucky with 3,050 HRMs currently and approval for up to 7,000 HRMs 29

The Kentucky Derby The Kentucky Derby Overview The Kentucky Derby utilizes the magic and mystique of Churchill Downs to create unique experiences for our guests Historic Americana Sophisticated Luxury Contagious Excitement Living Traditions 30

The Kentucky Derby The Kentucky Derby - By The Numbers Broad ranging in-person appeal and significant broadcast interest creates long-term support for iconic entertainment event Appeals to all ages NBC’s Most Watched Program Since Super Bowl LVI Age Range of § 19 million peak viewership - largest audience since 2017 Derby Attendees § 16 million average viewership - 8% increase over 2021 42% 18 to 34 § 52 % female / 48% male viewership demographics 26% 35 to 49 § Leadup coverage included: Today Show, Tonight Show with 26% 50 to 64 Jimmy Fallon, Kelly Clarkson Show, Top Chef, American Song 6% > 65 Contest, E!: Daily Pop, Universal Pictures: Jurassic World 1 Avg. Comparisons Date Network Avg. Viewers Appeals to all income levels th Masters Final Round Apr 10 CBS 10.2 th Daytona 500 Feb 20 ABC/ESPN 8.9 Average annual income of ticket buyer th Indy 500 May 30 NBC 4.8 th 42% <$100K Formula One Miami Grand Prix May 8 ABC/ESPN 2.6 1 40% $100K - $250K Viewership in millions 18% over $250K $1.2 million Average Net Worth 31

The Kentucky Derby The Month Long Celebration Leading Up to the Kentucky Derby Through various non-affiliated organizations, spring kicks off with a month of events celebrating the Kentucky Derby Kentucky Derby Thunder Over Festival Marathon Louisville A Boston Marathon The largest annual qualifying race which fireworks display in runs through Churchill North America Downs Great Balloon Race Kentucky Museum of A beloved family Art & Craft Couture tradition where color Live show featuring global fills the Louisville sky emerging and established to signal that Derby is artists and designers near 1 Economic Impact to Louisville … over $400 million 1 According to most recent economic impact study conducted by Reuters in 2022 32

The Kentucky Derby The Lead Up to the Kentucky Derby Derby Week Unique Derby Week Experiences Saturday: Opening Night Experiences at the Track: The annual kickoff to Derby week § Tours of the Paddock area features night racing and § Backstretch Tour at Dawn at entertainment Churchill Downs Tuesday: Champions for Change Derby Week Nightlife: Celebrate champions in the Locals and visiting tourists rub elbows with Thoroughbred industry and support celebrities, influencers, athletes and captains equitable opportunities in racing of industry at charity galas, culinary events and VIP poker fundraisers while enjoying performances by top musicians, artists and Thursday: Thurby entertainers. Guests enjoy racing, bourbon and live music Friday: Kentucky Oaks America’s premier race for 3-year old fillies that raises funding, awareness and equitable access for women’s health resources rd 3 Party Experiences: Saturday: Kentucky Derby § Private Horse Farm Tours The most prestigious event in racing § Bourbon Distillery Tours crowns a new Triple Crown hopeful each year § Mint Julep Sunset Social 33

The Kentucky Derby The Kentucky Derby Growth Strategy A Premier International Sporting / Entertainment Event Kentucky Derby Growth Strategy Derby Week Revenue Other Broadcast Leverage unique experiences and make strategic capital investments License / Sponsorship § Enhance guest experience to enable pricing differentiation for ~60,000 reserved seats Pari-Mutuel Ticketing § Expand Derby Week offerings and attractions § Execute capital investments to enable segmentation of guests who do not have a Premium seats (~60,000) are largest reserved seat contributor to revenue § Over a third of reserved seats are under non-cancellable Attract additional sponsorships contracts with staggered 3-7 year expirations through personal seat licenses, suite contracts, and other Expand European Road to Derby and agreements Japan Road to Derby § Remaining reserved seats are sold in advance of the event § Demand for premium tickets continues to exceed supply 34

The Kentucky Derby Sponsorship Strategy Building relationships with sponsors targeting luxury, lifestyle and technology categories for both onsite experiences and Derby parties around the globe Official partners include Woodford Reserve, Longines, Ford and BMW Majority of sponsorship revenue dollars are multi-year deals that include Kentucky Derby, Kentucky Oaks and Churchill Downs assets 35

The Kentucky Derby Leverage unique experiences and make strategic capital investments Capital Enhance Investments Guest Enable Price to Enable Experience Differentiation Segmentation Conversion to all-inclusive 2021 experience for all reserved PPP seating Homestretch Club – 3,250 premium all-inclusive 2022PPP reserved seats replaced 5,200 limited amenity seats 2023 Turn 1 Experience PPP P 2024 Paddock ProjectPP And Enhance Long Term Shareholder Value 36

The Kentucky Derby Three unique Roads to the Derby for a horse to qualify in one of 20 coveted Derby starting positions United States Japan European Horses compete for a Horses compete for one Horses compete for one Derby starting position Derby starting position Derby starting position through 37 races from through four Japanese races through seven European September through April starting in November races from September to April Growth Potential New customers for the Derby Additional wagering Provides extended marketing opportunity for sponsors 37

Historical Racing Machines Historical Racing Machine Overview A historical horse racing machine (“HRM”) is a gaming device that uses the results of previously run horse races to approximate the gaming experience of Class II and Class III machines § Top game titles / themes are from Aristocrat, Light and Wonder, International Game Technology, Konami Gaming, Ainsworth Game Technology Unique early stage growth model § CDI’s HRM business is still in relatively early days, with recently opened properties like Oak Grove and Newport, Kentucky ramping up and new properties yet to open, like Turfway Park and Derby City Gaming Downtown § Consumer education on HRMs is still developing in all of our markets § Opportunity remains for innovation in HRM products that can be offered to consumers § CDI has the opportunity to expand into other states 38

Historical Racing Machines Historical Racing Machine Overview In Kentucky, nine racing licenses are available to be awarded by the Kentucky Horse Racing Commission (“KHRC”) (8 have been awarded) and are each allowed to have a main facility and one “annex” facility within a 60 mile radius of the licensed racetrack § CDI has the option to pursue an additional annex under the Oak Grove license in Kentucky § Purse contributions from the HRM facilities attracts more and better-quality horses resulting in better- quality racing content which strengthens the foundation of the entire horse industry in Kentucky and benefits TwinSpires In Virginia, Colonial Downs is the only entity eligible to operate HRMs in the state and is permitted to operate HRMs at up to 10 “satellite facilities” with a statewide limit of 5,000 HRMs § P2E currently has 6 facilities with 2,687 HRMs In New Hampshire, each of the existing 15 charitable gaming operators is allowed to offer HRMs at its facility and may relocate its facility within its current city of operation § New Hampshire is the first state to allow the combination of HRMs and table games at facilities In Louisiana, each racing license operator is allowed to offer up to 50 HRMs at each of its OTBs 1 § CDI expects to add ~600 HRMs at 14 of its OTBs during 2022 Future expansion opportunities exist in other states 1 Results of HRMs at Fair Grounds will be reported in the Gaming segment 39

Historical Racing Machines Churchill Downs Racetrack and Derby City Gaming Derby City Gaming § Operates at Churchill Downs Racetrack’s ancillary training facility in Louisville, Kentucky 1 – Décor pays homage to our deep history in horse Opened Sep. 2018 Mid-2023 racing Total investment 2 3 $78 $80 – Center bar with large format televisions, two food ($ millions) venues, and outdoor gaming patio on the north side Property size Future ~85,000 ~43,000 of the facility (sq. ft.) Organic – $13 million south side gaming patio opened with a Growth 8 mi. to In Proximity to net addition of 225 HRMs in September 2020 Downtown Downtown Opportunity major market § Expanding gaming floor (late 2022 completion) and Louisville Louisville building a new hotel (2Q’23 completion) 4 Win/Unit/Day $515 Derby City Gaming Downtown (Annex) 5 1 § Opening a new $80 million HRM entertainment Actual HRMs 1,225 500 venue in Downtown Louisville in mid-2023 HRM capacity 3,000 approval to date 1 Plan to open Derby City Gaming Downtown in mid-2023 with 500 HRMs 2 Reflects total approved project investment for completed projects 3 Reflects total approved project investment for approved project 4 For the month of March 2022 – 1,128 avg. HRMs operational 5 As of 12/31/21 40

Historical Racing Machines Oak Grove Racing, Gaming & Hotel Located off of Hwy 24 on the KY / TN border Annex § ~55 miles from Nashville, Tennessee (pop. ~670,000) Opened Sep. 2020 § Across the street from Fort Campbell, the second 1 largest military base in the U.S. (pop. ~200,000) Total investment $200 ($ millions) § ~11 miles from Clarksville, Tennessee (pop. ~150,000) Future Property size Organic ~275,000 Facility includes: (sq. ft.) Growth § Harness racetrack opened Oct. 2019 Proximity to ~55 mi. to Opportunity major market Nashville§ HRM facility opened Sept. 2020 § 128-room hotel with event center and dining areas 2 Win/Unit/Day $282 opened Oct. 2020 3 § 3,000 person capacity amphitheater, RV park, and Actual HRMs 1,325 equestrian center opened late spring 2021 HRM capacity 1,500 approval to date 1 Reflects total approved project investment for completed project 2 For the month of March 2022 – 1,371 avg. HRMs operational 3 As of 12/31/21 41

Historical Racing Machines Turfway Park Racing & Gaming and Newport Racing & Gaming Turfway Park Racing & Gaming Renovation 1 § Up to $148 million investment in a state-of-the-art HRM facility Opened July 2022 Oct. 2020 § Grand opening planned for September 2022 Total investment 1 2 Up to $200 $37 ($ millions) § Will support purse funding for Turfway Park race meets Property size ~85,000 ~17,000 Newport Racing & Gaming (Annex) (sq. ft.) § Located in Newport, Kentucky Proximity to ~10 mi. to ~3 mi. to major market Cincinnati Cincinnati§ Includes simulcast area and feature bar § $6 million expansion opened November 2021 3 Win/Unit/Day $213 § Supports purse funding for Turfway Park race meets 4 5 Actual HRMs 850 500 HRM capacity 2,500 approval to date 1 Reflects total approved project investment for announced projects and inclusive of $46 million purchase price 2 Reflects total approved project investment for completed projects 3 For the month of March 2022 – 455 avg. HRMs operational 4 As of 12/31/21 1 5 Total investment of $200 million, inclusive of $46 million purchase price and $6 million Plan to open Turfway Park Racing & Gaming with 850 HRMs and the Tapeta track ability to expand to up to 1,200 HRMs 42

TwinSpires Segment 43

TwinSpires TwinSpires Growth Strategy Grow core TwinSpires horse racing customers § Leverage linkage to Kentucky Derby to efficiently acquire customers § Utilize in-house development team to continue to enhance superior technology platform § Utilize analytics on customer behavior to drive efficient customer acquisition, retention, and activation Expand pari-mutuel content and technology services to B2C sports betting platforms § Seamless delivery of casual betting pari-mutuel platform with single wallet integration § Provide technology interfaces and ancillary services necessary to accept and settle pari-mutuel wagers via United Tote § Provide services necessary to acquire pari-mutuel racing content Key metrics § Potential for sports wagering sponsorships of the Kentucky Derby 1 2019 2021 1Q’22 $ in millions § Will generate incremental content fees for CDI 2,3 racetracks Revenue $297 $458 $101 Regarding sports betting, CDI will … v. ’19 +54% v. 1Q’19 +60% § Maintain its retail sportsbooks § Exit B2C online sports betting and casino business, 2,3 Adj. EBITDA $69 $83 $24 and v. ’19 +19% v. 1Q’19 +43% § Monetize online sports betting market access rights 1 2019 is used as a comparison to 2021 given 2020 was impacted by COVID-19 2 TwinSpires is the premier pari- TwinSpires Segment periods 1Q’22 and 2021 include results from United Tote; 2019 and 1Q’19 exclude results from United Tote 3 mutuel content and online TwinSpires Segment periods 1Q’22, 2021, and 2019 include results from TwinSpires retail sportsbooks; 1Q’19 excludes results from TwinSpires retail sportsbooks technology provider 44

TwinSpires Horse Racing TwinSpires Horse Racing TwinSpires Horse Racing business is a well-proven, profitable, and growing platform built on pari-mutuel wagering economics Key metrics Strategic Advantages 2 2019 2021 1Q’22 $ in millions Linkage to the Kentucky Derby § Inexpensively acquire new customers each year with an TwinSpires affinity for horse racing 1 Handle $1,456 $1,962 $395 § Access to premier content because of ownership of the v. ’19 +35% v. 1Q’19 30% Kentucky Derby Customer relationships 3 Revenue $291 $423 $91 § Highly engaged and growing database v. ’19 +45% v. 1Q’19 44% § Differentiate VIP relationships to build loyalty and retention § Unique ability to create once in a lifetime experiences at the Kentucky Derby 3 Adj. EBITDA $78 $124 $28 Technology platform and analytics v. ’19 +58% v. 1Q’19 +56% § Own technology platform with in-house development team § Utilize analytics on customer behavior to drive efficient 3 Margin 27% 29% 31% customer acquisition, retention, and activation v. ’19 +2pts v. 1Q’19 +2pts Management team § Significant online wagering and technology experience 1 TwinSpires handle excludes Velocity 2 2019 is used as a comparison to 2021 given 2020 was impacted by COVID-19 3 TwinSpires Horse Racing periods 1Q’22 and 2021 include results from United Tote; 2019 and 1Q’19 exclude results from United Tote 45

TwinSpires Horse Racing Horse Racing Industry Handle Growth 1 Industry handle grew significantly since 2019 and wagering has shifted online 2 Other Horse Racing Wagering U.S. Online Wagering Quarterly Growth Annual Growth $ in billions $ in billions $12.2 $11.0 $2.8 $10.9 $2.8 $2.5 $2.5 $6.7 $6.7 $1.6 61% $1.5 54% 58% 52% $4.4 $1.1 $1.0 40% 42% 38% 2019 2020 2021 1Q'19 1Q'20 1Q'21 1Q'22 +10% VPY: -1% +1% VPY: -2% -1% +12% +11% V’19: +9% +10% V’19: 1 Total wagering represents wagering on U.S. Thoroughbred Horse Racing as reported by Equibase 2 All U.S. Online Wagering as reported by the Oregon Racing Commission, including Velocity 46

TwinSpires Horse Racing TwinSpires Handle Growth 1 TwinSpires Horse Racing handle has also grown significantly since 2019 Annual Growth Quarterly Growth $1,977 $1,962 $ in millions $ in millions $443 $1,456 $1,390 $395 $1,283 $330 $304 2017 2018 2019 2020 2021 1Q'19 1Q'20 1Q'21 1Q'22 VPY: +8% +5% +36% 0% VPY: +8% +34% -11% V’19: +35% V’19: +46% +30% 1 TwinSpires handle excludes Velocity 47

TwinSpires Horse Racing TwinSpires Horse Racing Content TwinSpires Horse Racing offers betting on ~165,000 races at 360 racetracks 365 days a year Arkansas Road to Derby San Felipe the Derby Rebel Triple Crown Breeder’s Cup The Whitney Sword Dancer Challenge Travers Stakes Invitational Woodward Stakes Spinaway Series Stakes Belmont Oaks & World Dwyer Stakes Championships Metropolitan Handicap StephenFoster Belmont Sprint Fleur de LIs Jockey Club Gold Cup * Not all events are listed 48

TwinSpires Horse Racing TwinSpires Horse Racing Content TwinSpires typically offers wagering 24/7 on racetracks from 16 countries France Ireland United Kingdom USA East East USA West West Uruguay Mexico Canada UAE South Africa New Zealand S. Korea Japan Australia Hong Kong Saudi Arabia Singapore 3AM 4AM 5AM 6AM 7AM 8AM 9AM 10AM 11AM 12PM 1PM 2PM 3PM 4PM 5PM 6PM 7PM 8PM 9PM 10PM 11PM 12AM 1AM 2AM 49 Hours in EST

TwinSpires Sports and Casino TwinSpires Sports and Casino Strategy CDI will maintain its retail sportsbooks, exit B2C online sports betting and casino business, and monetize online market access rights Jurisdiction CDI Property 1 Mississippi Harlow’s and Riverwalk Casinos 2 Pennsylvania Presque Isle Downs & Casino in Erie, PA 3 Indiana Queen of Terre Haute 2 Louisiana Fair Grounds Slots/VSI and Race Course 2 Maryland The Casino at Ocean Downs 4 Illinois Rivers Des Plaines JointVenture 5 Ohio Miami Valley Gaming 5 Maine Oxford Casino and Hotel Expect to have mid-to-high single digit aggregate loss in 2022, turning positive in 2023 and beyond 1 Retail sports wagering only 2 Retail and online sports wagering 3 Queen of Terre Haute is under development and will include a TwinSpires retail sportsbook with two additional online skins 4 Rivers Des Plaines operates sports betting under the brand BetRivers and is recorded in the Gaming segment 5 State sports betting operations not yet live 50

Gaming Segment 51

Gaming Segment Regional Gaming Properties Diverse portfolio of gaming properties Strategic advantages Local approach Key metrics § Unique Brands and marketing strategies $ in millions § Menus and offerings reflect local tastes 1 2019 2021 1Q’22 § Promotions catered to local customer base 2 § Loyal player base Revenue $690 $698 $179 Business intelligence analytics v. ’19 +1% v. 1Q’19 +6% § Utilize analytics on customer behavior to optimize 3 Adjusted EBITDA $278 $412 $91 customer trips and casino / food & beverage offerings v. ’19 +48% v. 1Q’19 +43% Leverage corporate gaming expertise § Return on invested capital focused § Generated record revenue, Adjusted EBITDA, and wholly- § Gaming floor layout and game mix optimization focus owned property margins in 2021 from gaming portfolio § Centralized slot purchasing to leverage size § Centralized marketing resources facilitate shared best § Delivered double digit revenue and Adj. EBITDA growth in practices 1Q’22 vs. 1Q’21 Regional property gaming leaders 1 2019 is used as a comparison to 2021 given 2020 was impacted by COVID-19 § Significant overall gaming experience 2 Revenue does not include revenue from our equity investments § Stable executive leadership maintains local market focus 3 Adjusted EBITDA includes our portion of EBITDA from our equity investments 52

Gaming Properties Wholly-Owned Gaming Properties Seven wholly-owned regional gaming properties and one management contract 1 Slots & Video Retail 1 1 Property State Acres Poker / VLTs Tables Racetrack Hotel Sportsbook 2 Calder Casino FL 170 1,100 - - - - 3 Fair Grounds Slots and VSI LA 145 1,600 -P -P Oxford ME 97 950 30 -P - The Casino at Ocean Downs MD 167 900 18P -P - 4 Harlow’s Casino Resort & Spa MS 85 700 15PP Riverwalk Casino Hotel MS 22 650 15 -PP Presque Isle Casino PA 270 1,550 34P -P 5 Lady Luck Nemacolin PA - 600 27 - - - 1 Units as of 12/31/21 2 CDI has announced an agreement to sell 115.7 acres of Calder land with anticipated closing in the second quarter of 2022 3 Fair Grounds operates 15 OTB’s across southeast Louisiana 4 Leased land 5 Management agreement to operate casino until July 2023 53

Gaming Properties Equity Investment – Miami Valley Gaming (50% Ownership) Property § Located on 120 acres in Lebanon, OH (North of Cincinnati, south of Dayton) 1 § ~1,950 video lottery terminals and four dining facilities § Joint venture (50/50) with Delaware North Expansion announced for two smaller growth projects § Expanding the outdoor gaming patio to allow for 196 more machines and to add an outdoor bar with an anticipated completion in June 2022 § Plan to convert existing buffet space into two new food venues along with adding incremental gaming space with an anticipated completion in July 2022 1 Units as of February 2022 54

Gaming Properties Equity Investment – Rivers Casino Des Plaines (61% Ownership) Premier casino located on 21 acres in Des Plaines, Illinois (~17 miles from Chicago) CDI invested $407 million for 61% equity investment on March 5, 2019 in a joint venture with Rush Street Gaming, LLC Property 1,2 § 1,928 positions (1,442 slot machines and 110 table games) § Eight food and beverage outlets plus a VIP lounge § Retail and online BetRivers sportsbook 3 Completed $90 million investment in 78,000 square-foot expansion in early 2022 § Expansion added ~725 gaming positions - ~270 table game positions (+73%) - ~428 slot game positions (+48%) § First floor expansion with new restaurant and expanded gaming floor opened in January 2022 § Second phase of expansion with poker room, new casino bar and expanded gaming floor opened in April 2022 § 10,000 square-foot ballroom for private events and live entertainment added in May 2022 § ~30 additional positions to be added in the future 1 Units as of April 30, 2022 2 For purposes of statutory requirements, slot machines are counted as 0.9 positions and table games are determined based on type of game (Craps tables have 10 positions, all others have 5 positions). 3 Investment funded from Rivers Des Plaines operating cash flow and debt facilities for joint venture and are not funded by CDI 55

Capital Management 56

Capital Management Capital management philosophy based on creating long-term shareholder value Maintain broad and expedient access to the capital markets § Ideal target is 3.0x-4.0x net leverage - willing to go higher for a strategic investment Engage in open and active dialogue with rating agencies and institutional investors Investments focused on creating long-term shareholder value § Invest in organic investments to expand offerings in high growth areas with returns above cost of capital § Pursue strategic acquisitions § Dividends are considered annually by the Board of Directors based on the health of the Company § Opportunistic share repurchases dependent upon free cash flow generation, leverage levels and other investment opportunities to grow the business 57

Capital Management Capital Projects Projected Capital Investments Capital 2021 Actuals 2022 Forecast Maintenance $40 million $60-70 million Project $52 million $300 - 350 million § Oak Grove§ Turfway Park§ Queen of Terre Haute § Newport§ Churchill Downs§ DCG Downtown § Churchill Downs§ Derby City Gaming§ Louisiana HRMs § Turfway Park Capacity for Future Investments § 2.7x TTM Bank Net Leverage as of March 31, 2022 § Significant balance sheet flexibility § $1.2 billion undrawn credit facility § Demonstrated ability to access debt markets with attractive rates / terms 1 $1.195 billion available, net of $5 million outstanding letters of credit 58

Capital Management Our investments have provided strong returns creating long-term shareholder value Investment Payback Property Year ($ millions) Period Winner’s Circle Suites and Courtyard 2015 $4 < 5 years Turf Club / Stakes Room 2016 $18 < 5 years Ocean Downs Slot Floor Purchase 2017 $13 < 2 years Miami Valley Expansion 2017 $5 < 2 years Oxford Hotel & Floor Expansion 2017 $27 < 6 years Ocean Downs Expansion 2017 $18 < 3 years Derby City Gaming 2018 $65 < 2 years 59

Capital Management We have demonstrated M&A is a core discipline of our team Typical M&A Target Screen Regional casino assets with future growth potential Well positioned competitively – existing gaming and future gaming expansion Accretive to free cash flow and earnings per share with returns above cost of capital And, we have shown our ability to be a disciplined seller of assets Saratoga – New York Land Sales Big Fish Games and Colorado Sold 61 acres of excess Calder land for $26.5 Swapped 25% equity ownership in Purchased for $835 1 2 million or $434k per acre in 2016 Saratoga – New York and Colorado for million Dec. 2014 remaining 50% equity ownership in 2 Sold 115.7 acres of excess Calder land for $291 Sold for $990 million 1 Ocean Downs Casino in Aug. 2018 million or $2.5 million per acre in June 2022 in Jan. 2018 Retained rights to online sports betting Announced agreement to sell 326-acre > 50% levered IRR and iGaming if regulation allows in the Arlington property for $197.2 million in 2021 future 1 Excluding real estate commissions paid 2 Gross, prior to settlement of working capital adjustments and transaction costs 60

Capital Management CDI has returned $1.5 billion of capital to shareholders over the last 7 years Dividends th § 2022 was the 11 consecutive increase in the dividend per share § $152 million paid to shareholders in dividends over the last 7 years Share Repurchases § Returned $1.3 billion to shareholders through share repurchases over the last 7 years 1 - Repurchased ~15.6 million shares at an average price of ~$85 per share § $421 million remaining under the 2021 Stock Repurchase Plan at March 31, 2022 Reflects our long-term commitment to effectively return capital to shareholders unless there are more attractive growth opportunities 1 Through March 31, 2022 61

Environmental, Social, and Governance 62

ESG CDI Approach to Environment, Social and Governance (“ESG”) ESG Committee established to lead ESG initiatives § Cross-functional team led by CFO § CDI’s Nominating & Governance Committee provide oversight to the Committee and CDI leadership regarding CDI’s ESG strategy § Oversight of CDI’s responsible gaming, compliance, environmental, health and safety, sustainability, corporate social responsibility, corporate governance and other efforts regarding public policy matters and commitments Responsible Gaming § CDI is committed to promoting responsible gaming at all of our properties and online, for all of our products and services § CDI’s leadership team and CDI’s Audit Committee of the Board of Directors provide oversight Environment § CDI is committed to environmental responsibility in the communities in which we operate § CDI initiatives at properties to lessen energy and water usage, to decrease carbon emissions, and to responsibly manage waste are ongoing Social § CDI is investing in the communities in which we operate § CDI supports its team members by assisting with funding of continuing education and pursuit of professional licenses and designations, various leadership programs, and programs to help those in need Governance § We strive to attract a Board with diversity of race and gender, as well as general diversity of background and experiences including financial, industry, and risk experience § Each member of the Board brings unique skills and experiences to the team and plays a vital role in the direction of CDI 63

ESG CDI Approach to Responsible Gaming CDI is committed to promoting responsible gaming at all of our properties and online, for all of our products and services Team Members Customers and Guests We provide the knowledge and skills regarding: We provide information regarding: § Importance of responsible gaming§ Self-restriction and self-exclusion programs to not receive direct marketing and to be denied § CDI policies related to responsible gaming access to any CDI property § CDI policies regarding advertising and direct § Education on how the games work, tips on marketing how to play responsibly, and to provide § How to actively recognize and respond to referrals and support for problem gambling requests for information and to incidents treatment Monitoring CDI’s Audit Committee oversees compliance with responsible gaming regulations: § Quarterly self reporting of property incidents by CDI Leadership Team § Periodic internal audits reported to CDI’s Audit Committee and state gaming regulators Periodic state gaming regulator audits 64

ESG CDI Approach to the Environment We have ongoing initiatives at our properties: § To lessen energy and water usage § To decrease our carbon emissions § To responsibly manage waste Examples of these initiatives include: § We are committed to installing LED lighting in all of our newly constructed properties and converting to LED lighting at our existing properties over time § Our properties are implementing a wide range of recycling initiatives § Our teams have enhanced the efficiency of our heating and cooling systems, including nightly setbacks, high efficiency compressors on HVAC equipment, and demand controlled ventilation at our properties § We installed large pipes at Churchill Downs Racetrack to act as storage basins during heavy rainfalls, reducing an estimated 12 million gallons of wastewater overflows into the neighboring communities § Eight of our properties have worked with Restaurant Technologies to utilize cooking oil recycling, reducing used cooking oil by 90,624 pounds annually We are committed to reducing our impact on the environment in the communities in which we operate 65

ESG CDI Approach to Social CDI is investing in the communities in which we operate § CDI contributes over $2.2 million annually via grants and in-kind donations to over 750 organizations § Each year, CDI donates Derby Week tickets and experiences to nonprofit fundraising auctions, resulting in > $2.5 million raised to benefit various charitable causes § Our team members demonstrate their commitment to our communities through toy and food drives, preparation of meals for those in need, and assisting nonprofits § CDI helps to raise awareness for women’s breast and ovarian cancer as Kentucky Oaks attendees dress in pink and nearly 150 breast and ovarian cancer survivors march in the Survivors Parade - More than $2 million has been raised for breast health since inception CDI supports its team members by assisting with funding of continuing education and pursuit of professional licenses and designations, various leadership programs, and programs to help those in need § Our Business & Technology Rotational Program is a 2-year development track that provides a unique professional development and mentorship opportunity for young professionals to work with senior-level leaders § CDI supports and encourages its team members to continue their academic growth by offering tuition reimbursement following one year of service § The Helping Others Receive Support in Emergencies (HORSE) Program is a nonprofit charitable organization established by CDI to provide confidential emergency financial assistance to team members and their families in situations caused by unforeseeable and uncontrolled hardships 66

ESG CDI Approach to Governance Strong Board of Directors – eight highly qualified members that play a vital role in the direction of CDI § 7 of 8 directors are independent § 2 of 8 independent directors are a woman or diverse § Fully independent Audit and Compensation committees § Board includes financial, industry and risk management experts Oversight by Board of Directors regarding critical governance responsibilities § Risk Management§ Responsible Gaming§ Cybersecurity § Code of Conduct § ESG Single-class capital structure protects investor rights Mandatory Board of Director retirement age of 72 Policies and practices in place to protect the integrity of our business § Anti-money laundering policy § Anti-corruption policy § Mandatory ethics and cybersecurity training for all full-time employees 67

Appendix 68

Appendix ManagementTeam Bill Carstanjen Chief Executive Officer § Chief Executive Officer since Aug. 2014; Director since 2015 § President and COO, Mar. 2011 – Aug. 2014; COO, Jan. 2009 – Mar. 2011 § EVP, General Counsel & Chief Development Officer, July 2005 – Dec. 2008 § Former Executive of GE § Began career as attorney with Cravath, Swaine, & Moore LLP in NYC § Columbia Law School Bill Mudd President and Chief Operating Officer § Chief Operating Officer since Oct. 2015 § President and Chief Financial Officer, Aug. 2014 – Oct. 2015 § Chief Financial Officer from Oct. 2007 to Aug. 2014 § 15-year multi-industry, multi-business background with GE § Former Captain in the U.S. Army Reserves § B.A. in Mathematics from Bellarmine University; MBA Marcia Dall Executive Vice President and Chief Financial Officer § Chief Financial Officer since Oct. 2015 § Public company Chief Financial Officer for Erie Insurance Group / Erie Indemnity (Nasdaq: ERIE), Mar. 2009 to Oct. 2015 § 20+ year tenure with GE / GE Capital in finance / operational / executive roles § B.S. in Accounting – Indiana University; MBA – Kellogg School of Management at Northwestern University; CPA 69

Appendix Board of Directors Alex Rankin Chairman of the Board § Independent Chairman since 2018 § Director since 2008 § Chairman of the Board of Sterling G. Thompson Company, LLC § President of Upson Downs Farm, Inc. § Chairman of James Graham Brown Foundation Bill Carstanjen § CEO since 2014; Director since 2015 § CDI President and COO, 2011 – 2014; COO, 2009 - 2011 § CDI EVP, General Counsel & Chief Development Officer, 2005 - 2008 § Former Executive of GE § Began career as attorney with Cravath, Swaine, & Moore LLP in NYC Ulysses Bridgeman, Jr. § Director since 2012 § Owner and CEO of Heartland Coca-Cola Bottling Company § Previously owner & CEO of various companies operating over 450 restaurants in 20 states § From 1975 – 1987 played professional basketball for the Milwaukee Bucks and Los Angeles Clippers Robert Fealy § Director since 2000 § Chair of Nominating and Governance Committee § Managing Director of Limerick Investments, LLC § Previously President, COO, and Director of The Duchossois Group 70

Appendix Board of Directors (continued) Doug Grissom § Director since 2017 § Managing Director of Madison Dearborn Partners’ Business & Government Software and Services team § Previously with Bain Capital, McKinsey & Company and Goldman Sachs Daniel Harrington § Director since 1998 § Chair of Compensation Committee § President and CEO of HTV Industries, Inc. § Extensive financial, accounting, and Chief Executive experience Karole Lloyd § Director since 2018 § Chair of Audit Committee and serves on the Nominating & Governance Committee § Former Vice Chair and Southeast Regional Managing Partner for Ernst & Young LLP § Serves on the Board of Directors of Aflac Inc. § Handled mergers, IPOs, acquisitions, and divestures for EY Paul Varga § Director since 2020 § Former Chairman and CEO of Brown-Forman Corporation § Serves on the Board of Directors of Macy’s Inc. § Considerable experience and expertise in corporate finance, building brand awareness, product development, marketing, and sales 71

Definition of Non-GAAP Financial Measures Churchill Downs Incorporated (the “Company”, “we”, “our”) uses non-GAAP measures as a key performance measure of the results of operations for purposes of evaluating performance internally. These measures facilitate comparison of operating performance between periods and help investors to better understand the operating results of the Company by excluding certain items that may not be indicative of the Company's core business or operating results. The Company believes the use of these measures enables management and investors to evaluate and compare, from period to period, the Company’s operating performance in a meaningful and consistent manner. The non-GAAP measures are a supplemental measure of our performance that is not required by, or presented in accordance with, GAAP, and should not be considered as an alternative to, or more meaningful than, net income or diluted EPS (as determined in accordance with GAAP) as a measure of our operating results. We use Adjusted EBITDA to evaluate segment performance, develop strategy and allocate resources. We utilize the Adjusted EBITDA metric to provide a more accurate measure of our core operating results and enable management and investors to evaluate and compare from period to period our operating performance in a meaningful and consistent manner. Adjusted EBITDA should not be considered as an alternative to operating income as an indicator of performance, as an alternative to cash flows from operating activities as a measure of liquidity, or as an alternative to any other measure provided in accordance with GAAP. Our calculation of Adjusted EBITDA may be different from the calculation used by other companies and, therefore, comparability may be limited. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, adjusted for the following: Adjusted EBITDA includes our portion of the EBITDA from our equity investments. Adjusted EBITDA excludes: • Transaction expense, net which includes: • Acquisition, disposition, and land sale related charges; • Direct online Sports and Casino business exit costs; and • Other transaction expense, including legal, accounting, and other deal-related expense; • Stock-based compensation expense; • Rivers Des Plaines’ impact on our investments in unconsolidated affiliates from: • The impact of changes in fair value of interest rate swaps; and • Legal reserves and transaction costs; • Asset impairments; • Legal reserves; • Pre-opening expense; and • Other charges, recoveries and expenses 72

Reconciliation from GAAP to Non-GAAP Financial Measures Reconciliation of Comprehensive Income to Adjusted EBITDA 73